UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 13, 2009
Date of Report (Date of earliest event reported)
PHAZAR CORP
(Exact name of registrant as specified in its charter)

Delaware	0-12866	75-1907070

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

101 S.E. 25TH AVENUE, MINERAL WELLS, TEXAS	76067

(Address of principal executive offices)	(Zip Code)
(940) 325-3301
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
9.01 Financial Statements and Exhibits
Signatures
EX-99.1 Press release dated May 13, 2009

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

PHAZAR CORP, (NASDAQ: ANTP) held a meeting of the Executive Committee of the Board of Directors on May 7, 2009 and asked Mr. Clark D. Wraight, 65, Vice President and Corporate Secretary of PHAZAR CORP and President of Antenna Products Corporation, PHAZAR CORP’s principal operating subsidiary to retire or tender his resignation, effective May 31, 2009, the end of PHAZAR CORP’s current fiscal year.  Mr. Wraight is currently taking accrued vacation.

Item 9.01        Financial Statements and Exhibits

                        (d)  Exhibits.

                        99.1     Press release dated May 13, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHAZAR CORP
Date: May 13, 2009	By:	/s/ GARLAND P. ASHER
GARLAND P. ASHER
President and Chief Executive Officer